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                                                                    EXHIBIT 10.3

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

         This Second Amendment to Purchase and Sale Agreement (the "Amendment") is dated as of January 28, 2003, by and between Berkshire-Newburyport Limited Partnership, a Massachusetts limited partnership ("Seller") and Varian Semiconductor Equipment Associates, Inc., a Delaware corporation ("Buyer").

                                    RECITALS

         WHEREAS, Seller and Buyer are parties to that certain Purchase and Sale Agreement (as amended, the "Agreement") dated as of November 27, 2002 for certain premises located in Newburyport, Massachusetts and known as 4 Stanley Tucker Drive, as amended by a First Amendment to Purchase and Sale Agreement dated as of January 6, 2003 by and between Seller and Buyer; and

         WHEREAS, Buyer and Seller desire to amend the Agreement to extend the Closing Date set forth in the Agreement and as otherwise set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Buyer and Seller hereby agree as follows:

         1. Capitalized Term. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

         2. Additional Buyer's Conditions to Close. In addition to the other conditions set forth in the Agreement, as a condition to Buyer's obligation to close, Seller shall (i) release, terminate and discharge the matters of public record appearing on Schedule B, Section 2, items 9, 10 and 11 of the Commitment for Title Insurance dated effective October 29, 2002 Issued by First American Title Insurance Company, Commitment No. NCSD 4576 BOS1 (the "Commitment"); (ii) deliver to Buyer an executed original Certificate of Compliance, in recordable form, in connection with the Order of Conditions recorded in Book 13132, Page 277, or deliver to Buyer such other evidence satisfactory to Buyer, in Buyer's sole discretion, that the Order of Conditions has been satisfied; and (iii) deliver to Buyer an executed Certificate of Compliance, in recordable form, in connection with "Protective Covenants, Lord Timothy Dexter Industrial Green, Newburyport, Massachusetts" recorded in Essex South Registry of Deeds, Book 5638, 428.

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         3. Closing Date. The Closing Date shall be amended to on or before
February 14, 2003, on a date mutually selected by Buyer and Seller, or in the absence of such agreement on February 14, 2003, subject to Buyer's right to extend the Closing Date for two (2) periods of thirty (30) days each pursuant to
Section 2.9(c) of the Agreement.

         4. Miscellaneous. Except as amended hereby, the Agreement shall continue in full force and effect. This Amendment may be executed in counterpart facsimiles which, taken together, shall constitute a single effective instrument.

                       [signature page follows this page]

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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment on the day and year first written above.

                                            SELLER:

                                            BERKSHIRE-NEWBURYPORT LIMITED
                                            PARTNERSHIP,
                                            a Massachusetts limited partnership

                                            By:    /s/ OSCAR H. PLOTKIN
                                               ---------------------------------
                                            Name:      Oscar H. Plotkin
                                                 -------------------------------
                                            Title:     President
                                                  ------------------------------


                                            BUYER:

                                            VARIAN SEMICONDUCTOR EQUIPMENT
                                            ASSOCIATES, INC.,
                                            a Delaware corporation

                                            By:    /s/ ROBERT J. HALLIDAY
                                               ---------------------------------
                                            Name:      Robert J. Halliday
                                                 -------------------------------
                                            Title:     Vice President and Chief
                                                  ------------------------------
                                                       Financial Officer
                                                  ------------------------------

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